UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the
Commission Only (as permitted
by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[X]	Soliciting Material Under Rule 14a-12

KRISPY KREME DOUGHNUTS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials:

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

This Schedule 14A filing consists of the following documents relating to the proposed acquisition of Krispy Kreme Doughnuts, Inc. (the “Company”) pursuant to the terms of an Agreement and Plan of Merger, dated May 8, 2016, by and among the Company, Cotton Parent, Inc., a Delaware corporation, Cotton Merger Sub Inc., a North Carolina corporation and a wholly-owned subsidiary of Parent, and JAB Holdings B.V., a private limited liability company incorporated under the laws of the Netherlands:

(1)	Memorandum dated May 9, 2016 from Tony Thompson, President and Chief Executive Officer of the Company, to Employees

(2)	Memorandum dated May 9, 2016 from Tony Thompson and James H. Morgan, Chairman of the Company’s Board of Directors, to Employees

The Company distributed the foregoing materials (collectively referred to below as the “Communications Materials”) beginning May 9, 2016.

FORWARD LOOKING STATEMENTS

This communication and the Communications Materials contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations concerning the proposed transaction involving the Company and JAB Beech Inc. (the “transaction”), including statements relating to regulatory approvals and the expected timing, completion and effects of the proposed merger and other future events and the transaction’s potential effects on the Company, including, but not limited to, statements relating to anticipated financial and operating results, the companies’ plans, objectives, expectations and intentions, cost savings, and other statements. Forward-looking statements involve risks and uncertainties that may cause our actual results, performance or financial condition to differ materially from the expectations of future results, performance or financial condition we express or imply in any forward-looking statements. Forward looking statements often contain words such as “believe,” “may,” “forecast,” “could,” “will,” “should,” “would,” “anticipate,” “estimate,” “expect,” “intend,” “objective,” “seek,” “strive” or similar words, or the negative of these words. Actual results may differ materially from the results anticipated in these forward looking statements due to various factors, including, without limitation: the ability to obtain the approval of the transaction by the Company’s shareholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the proposed terms and timeframe; the possibility that the transaction does not close when expected or at all, or that the companies may be required to modify aspects of the transaction to achieve regulatory approval; the outcome of pending or future litigation; the quality of Company and franchise store operations and changes in sales volume; risks associated with the use and implementation of information technology; our ability, and our dependence on the ability of our franchisees, to execute on our and their business plans; our relationships with our franchisees; actions by franchisees that could harm our business; our ability to implement our domestic and international growth strategy; our ability to implement and operate our domestic shop model; political, economic, currency and other risks associated with our international operations; the price and availability of raw materials needed to produce doughnut mixes and other ingredients, and the price of motor fuel; our relationships with wholesale customers; reliance on third parties in many aspects of our business; our ability to protect our trademarks and trade secrets; changes in customer preferences and perceptions; risks associated with competition; risks related to the food service industry, including food safety and protection of personal information; compliance with government regulations relating to food products and franchising; and increased costs or other effects of new government regulations; and other risks and uncertainties. These and other risks and uncertainties, which are described in more detail in the Company’s most recent Annual Report on Form 10-K and other reports and statements filed with the United States Securities and Exchange Commission (“SEC”), are difficult to predict, involve uncertainties that may materially affect actual results and may be beyond the Company’s control. New factors emerge from time to time, and it is not possible for management to predict all such factors or to assess the impact of each such factor on the Company. Any forward-looking statement speaks only as of the date on which such statement is made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. Investors, potential investors and others are urged to carefully consider all such factors and are cautioned not to place undue reliance on these forward-looking statements.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication and the Communication Materials do not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities or a solicitation of any vote or approval. This communication and the Communication Materials relate to a proposed acquisition of the Company by JAB Beech Inc. In connection with this proposed acquisition, the Company may file one or more proxy statements or other documents with the SEC. This communication is not a substitute for any proxy statement or other document the Company may file with the SEC in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Any definitive proxy statement(s) (if and when available) will be mailed to shareholders of the Company. Investors and shareholders will be able to obtain free copies of these documents (if and when available) and other documents filed with the SEC by the Company through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company will be available free of charge on the Company’s internet website at www.krispykreme.com or by contacting the Company’s corporate secretary’s office at 370 Knollwood Street, Winston-Salem, N.C. 27103 or by calling (336) 726-8876.

Participants in Solicitation

The Company, its directors and certain of its executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in such solicitation in connection with the proposed merger will be set forth in the proxy statement if and when it is filed with the SEC. Information about the directors and executive officers of the Company is set forth in the Company’s most recent Annual Report on Form 10-K and other reports and statements filed with the SEC, including the Company’s proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on May 5, 2016, the Company’s Quarterly Report on Form 10-Q and the Company’s Current Reports on Form 8-K.

These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

(1)

TO:	All Team Members

FROM:	Tony Thompson

DATE:	May 9, 2016

RE:	Acquisition of Krispy Kreme Doughnuts, Inc.

It was announced this morning that the Company is being acquired by JAB Holding Company, a privately held group focused on long-term investments in premium companies such as Keurig Green Mountain, Peet's Coffee & Tea, Caribou Coffee Company, and Einstein Noah Restaurant Group. Please see the attached press release for more information.

While this likely is surprising news to many of you, our Board of Directors and the senior management team consider it to be very good news for the future of our iconic brand! We will continue to operate as an independent company and, with the support of the JAB group, we feel that the Company will be much better positioned to achieve the full potential of our great brand.

We will have an All Team Member meeting at 10 a.m. this morning at Centre Park to give you further details and allow you the opportunity to ask questions.

Forward Looking Statements and Investor Information
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of the Company concerning the proposed transaction involving the Company and JAB Beech Inc. (the “transaction”) and other future events and their potential effects on the Company. Such statements are based upon the current beliefs and expectations of the Company’s management, and readers should not place undue reliance on them as such statements speak only as of the date hereof, are not guarantees of future results and are subject to a significant number of risks and uncertainties. In some cases, forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “should,” “believe,” and other similar terms. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risks relating to the transaction, many of which are beyond the Company’s control. Actual results could differ materially from those contained in forward-looking statements. Factors that could cause actual results to differ materially from those contained in any forward-looking statement include, among others, satisfaction or waiver of closing conditions to the proposed transaction and those risks described in the Company’s most recent Annual Report on Form 10-K and subsequently filed reports with the SEC.

In connection with the proposed transaction, the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement of the Company. The Company plans to mail the definitive proxy statement and related form of proxy to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, KKDI, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the definitive proxy statement and other documents filed by the Company with the SEC by contacting the Company’s corporate secretary’s office at 370 Knollwood Street, Winston-Salem, N.C., 27103 or by calling (336) 726-8876 or at the Company’s website, www.krispykreme.com. The Company and its directors and officers may, under the rules of the SEC, be considered participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s most recent Annual Report on Form 10-K and other reports and statements filed with the SEC, including the Company’s proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on May 5, 2016, the Company’s Quarterly Reports on Form 10-Q and the Company’s Current Reports on Form 8-K. Additional information regarding the interests of the Company’s directors and executive officers in the proposed transaction, which may be different than those of the Company’s shareholders generally, will be set forth in the proxy statement and other relevant documents regarding the proposed transaction, when filed with the SEC.

(2)

TO:	All Team Members

FROM:	Tony Thompson
Jim Morgan

DATE:	May 9, 2016

RE:	Acquisition of Krispy Kreme Doughnuts, Inc.

On the heels of this morning’s announcement and all team member meeting, we thought it would be helpful to reiterate a few important points.

First, this is a very positive development for the future of our great, iconic brand. With JAB Holding’s backing, we will be better positioned to make decisions that are in the best long-term interest of our company, franchisees and customers, and expand our global footprint.

This decision was not taken lightly. Our Board of Directors and senior management team spent a great deal of time evaluating the offer, and thoroughly vetting JAB. We were impressed that they were interested in investing not only in our business but in our people and our great culture. As a result, we concluded this opportunity was best for the future of our Company, our shareholders, and our team members. You may rest assured that the two of us had our appreciation for and our commitment to each of you in the forefront of our minds throughout the process.

Understanding the need to preserve our heritage and values, no changes to the structure or day-to-day operations of the business are planned as a result of this acquisition. While we can't promise there won't be changes in the future as we constantly evaluate our overall business and strategy, we feel confident that, with the backing of JAB, we are well-positioned to achieve our long term objectives. In other words, it’s business-as-usual at Krispy Kreme.

You have played a vital role in building upon the great history of our Company, and we are counting on each of you to help lead us into the next chapter. Thank you for your continued hard work and dedication to our iconic brand. Today, as a result of this acquisition, we are a stronger company with a very bright future.

Forward Looking Statements and Investor Information
This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which represent the current expectations and beliefs of management of the Company concerning the proposed transaction involving the Company and JAB Beech Inc. (the “transaction”) and other future events and their potential effects on the Company. Such statements are based upon the current beliefs and expectations of the Company’s management, and readers should not place undue reliance on them as such statements speak only as of the date hereof, are not guarantees of future results and are subject to a significant number of risks and uncertainties. In some cases, forward-looking statements may be identified by the use of forward-looking terms such as “may,” “will,” “should,” “believe,” and other similar terms. These forward-looking statements are inherently subject to significant business, economic and competitive uncertainties and contingencies and risks relating to the transaction, many of which are beyond the Company’s control. Actual results could differ materially from those contained in forward-looking statements. Factors that could cause actual results to differ materially from those contained in any forward-looking statement include, among others, satisfaction or waiver of closing conditions to the proposed transaction and those risks described in the Company’s most recent Annual Report on Form 10-K and subsequently filed reports with the SEC.

In connection with the proposed transaction, the Company will file with the Securities and Exchange Commission (the “SEC”) a proxy statement of the Company. The Company plans to mail the definitive proxy statement and related form of proxy to its shareholders in connection with the proposed transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, KKDI, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement and other documents filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the definitive proxy statement and other documents filed by the Company with the SEC by contacting the Company’s corporate secretary’s office at 370 Knollwood Street, Winston-Salem, N.C., 27103 or by calling (336) 726-8876 or at the Company’s website, www.krispykreme.com. The Company and its directors and officers may, under the rules of the SEC, be considered participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s common stock is set forth in the Company’s most recent Annual Report on Form 10-K and other reports and statements filed with the SEC, including the Company’s proxy statement for its 2016 annual meeting of shareholders, which was filed with the SEC on May 5, 2016, the Company’s Quarterly Reports on Form 10-Q and the Company’s Current Reports on Form 8-K. Additional information regarding the interests of the Company’s directors and executive officers in the proposed transaction, which may be different than those of the Company’s shareholders generally, will be set forth in the proxy statement and other relevant documents regarding the proposed transaction, when filed with the SEC.